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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR

To the Board of Directors and Stockholders of Hy-Tech Technology Group, Inc.

      We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8 of Hy-Tech Technology Group, Inc., of our report dated May 29, 2003 relating to the financial statements of Hy-Tech Technology Group, Inc., appearing in the Registrant's Form 10-KSB for the year ended February 28, 2003.


/s/ Malone & Bailey, PLLC
-----------------------------------
Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas

December 10, 2003


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